SECURITIES AND EXCHANGE COMMISSION

                              Washington,D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 14, 2001

                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
             (Exact name of registrant as specified in its charter)


Delaware                            333-94867                 75-2709748
                                    333-9486701
(State or Other            (Commission File                  (IRS Employer
Jurisdiction of             Number)                            Identification
Incorporation)                                                 Number)


290 E. Carpenter Freeway, Irving, Texas                       75062-2729
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (972) 652-4000


Item 5.                             Other Events

 The monthly statements for the month of November 2001 were distributed to Noteholders on December 17, 2001





Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of November 2001.
20.2     Series 2000-2 monthly statement for the month of November 2001.




                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASSOCIATES CREDIT CARD RECEIVABLES CORP



                                          By:      __/s/ David Keller
                                                   David Keller
                                                   Executive Vice President

File:November '018k_2000-1                                         CONFIDENTIAL
Servicer's Report                                                Date of Report:          17-Dec-01
Interest Period: November 19, 2001 to December 16, 2001, Pay on December 17th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                6,627,868,379.80
Beginning Fin. Chrg. Receivables Balance                                                312,688,923.82
Beginning Total Receivables Balance                                                    6,940,557,303.62

Beginning Special Funding Accnt Balance                                                      0.00
Beginning Spread Account Balance                                                             0.00
Beginning Reserve Account Balance                                                            0.00

Beginning Period Invested Amount                                 1,044,030,979.80

Ending Period Invested Amount                                    1,016,407,470.30
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                        Note                  Note                 Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                     760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00

Beginning Period Invested Amount            760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00



Note Principal Balance Increase                  0.00                  0.00                  0.00                         0.00
Note Principal Balance Decrease                  0.00                  0.00                  0.00                         0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)             0.00                  0.00                  0.00                         0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                         0.00                  0.00                  0.00                         0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount               760,000,000.00        102,500,000.00        137,500,000.00        1,000,000,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                        1,000,000,000.00
Average Rate                                                          2.33%
Allocable Finance Charge Collections                              18,999,773.12
Allocable Principal Collections                                   79,608,740.95
Allocable Default Amount Due                                       9,975,627.88
Allocable Monthly Interest Due                                     1,814,536.11
Allocable Monthly Servicing Fees Due                               1,666,666.67
Ending Invested Amount                                           1,000,000,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                       11.49%
3 Month Average Base Rate                                             4.93%
Spread                                                                6.55%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                            462,017,140.92
Transferor Interest                                                                    1,016,407,470.30
Trigger Pass Test                                                                            Yes


           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 17,2001 and with respect to the performance of the Trust during the month of November is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                            Revolving Period
Any Cash Flow Shortfalls this Period                                                          No
Any Cash Flow Shortfalls from Previous Period                                                 No
Payout Event this Period:                                                                     No
Group I Participants:                                                                   Series 2000-1

MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                                November: (30 posting days)

                                                                      Yield                Defaults               Total
Portfolio Yield (Current Month)                                       22.80%                11.97%                      10.83%
Portfolio Yield (Prior Month)                                         22.95%                11.09%                      11.86%
Portfolio Yield (Two Months Ago)                                      22.76%                10.99%                      11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              11.49%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing               Coupon                Total
Base Rate (Current Month)                                             2.00%                 2.33%                 4.33%
Base Rate (Prior Month)                                               2.00%                 2.75%                 4.75%
Base Rate (Two Months Ago)                                            2.00%                 3.72%                 5.72%

THREE MONTH AVERAGE BASE RATE                                                                                     4.93%
                                                                                                           --------------------
                                                                                                           --------------------


Beginning Period Principal Receivables                                                 6,627,868,379.80
Beginning Period Finance Charge Receivables                                             312,688,923.82
Beginning Period Discounted Receivables                                                      0.00
Beginning Period Total Receivables                                                     6,940,557,303.62

Removed Principal Receivables                                                                0.00
Removed Finance Charge Receivables                                                           0.00
Removed Total Receivables                                                                    0.00
Discounted Receivables Generated this Period                                                 0.00
Additional Principal Receivables                                                             0.00
Additional Finance Charge Receivables                                                        0.00
Additional Total Receivables                                                                 0.00

Total Principal Collections this Period                                                 527,636,256.93
Total Defaulted Principal Receivables this Period                                       66,117,148.59
Total Receivables Adjustments this Period                                               28,956,013.94
Total Finance Charge Collections this Period                                            125,927,995.45
Total Discounted Receivables this Period                                                     0.00

Ending Period Principal Receivables                                                    6,600,244,870.30
Ending Period Finance Charge Receivables                                                304,907,939.25
Ending Period Discounted Receivables                                                         0.00
Ending Period Total Receivables                                                        6,905,152,809.55

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                           159,353,727.61
                                        61-90 Days Delinquent                           103,311,729.63
                                        91+ Days Delinquent                             216,552,016.56
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                       479,217,473.80
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1

                                                    ---------------------
                                                    ---------------------
FLOATING INVESTOR PERCENTAGE                             0.150878
FIXED INVESTOR PERCENTAGE                                0.150878
                                                    ---------------------
                                                    ---------------------

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                  125,927,995.45
                                                                                     ---------------------
                                                                                     ---------------------
Investor Percentage                                                                        0.150878
                                                                                     ---------------------
                                                                                     ---------------------
Investor Finance Charge Collections                                                     18,999,773.12            18,999,773.12
Excess Finance Charge Collections allocated to Series                                        0.00                         0.00
Available Finance Charge Collections                                                    18,999,773.12            18,999,773.12

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                  1,315,222.22
                                     (2)Class A Monthly Interest Previously Due                                           0.00
                                     (3)Class A Monthly Additional Interest                                               0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                0.00
                                        Total Class A Monthly Interest                                            1,315,222.22

Class B Distributions
                                     (5)Class B Monthly Interest                                                    194,522.22
                                     (6)Class B Monthly Interest Previously Due                                           0.00
                                     (7)Class B Monthly Additional Interest                                               0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                0.00
                                        Total Class B Monthly Interest                                              194,522.22

                                     (9)Total Monthly Servicing Fee for Series                                    1,666,666.67
                                    (10)Total Servicing Fee for Series Previously Due                                     0.00

                                    (11)Class A Prepayable Increase Amount Interest                                       0.00
                                    (12)Class B Prepayable Increase Amount Interest                                       0.00
                                    (13)Investor Default Amount                                                   9,975,627.88
                                    (14)Investor Charge-Offs                                                              0.00
                                    (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                    304,791.67

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                      0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                           0

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                           0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                       5,542,942.46

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                  0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                              5,542,942.46

PRINCIPAL ALLOCATIONS                                                                      Class A               Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                 527,636,256.93
                                                               ---------------------
                                                               ---------------------
Investor Percentage                                                  0.150878
                                                               ---------------------
                                                               ---------------------
Investor Principal Collections                                    79,608,740.95
Shared Principal Collections from other Series'                   448,027,515.98
Available Principal Collections                                   527,636,256.93

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                       0.00                 0.00

                                                                                           Class C                Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST

Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- ---------------------
                                         --------------------- --------------------- ---------------------

Series 2000-1, Class A                          2.23%            $ 760,000,000.00       $ 1,315,222.22
Series 2000-1, Class B                          2.44%            $ 102,500,000.00        $ 194,522.22                        2
Series 2000-1, Class C                          2.85%            $ 137,500,000.00        $ 304,791.67                        7

                                            Series 2000-1
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Principal Distribution Required Amt               $ -                   $ -      -            $ -      -                   $ -
Interest Distribution Required Amt          $ 1,315,222.22         $ 194,522.22          $ 304,791.67  2        $ 1,814,536.11
Unpaid Principal Shortfalls paid                  $ -                   $ -      -            $ -      -                   $ -
Unpaid Interest Shortfalls paid                   $ -                   $ -      -            $ -      -                   $ -
Prepayable Interest                               $ -                   $ -      -            $ -      -                   $ -
Servicing Fee                                                                           $ 1,666,666.67          $ 1,666,666.67
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Total Required Distribution                 $ 1,315,222.22         $ 194,522.22         $ 1,971,458.34 2        $ 3,481,202.78
                                         ===================== ===================== ===================== ====================
                                         ===================== ===================== ===================== ====================

File:November'018k_2000-2                                      CONFIDENTIAL
Servicer's Report                                              Date of Report:            12/17/01
Interest Period: November 19, 2001 to December 16, 2001, Pay on December 17th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                   Transferor               Trust
                                                                    Interest               Totals
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                               6,627,868,379.80
Beginning Fin. Chrg. Receivables Balance                                               312,688,923.82
Beginning Total Receivables Balance                                                   6,940,557,303.62

Beginning Special Funding Accnt Balance                                                     0.00
Beginning Spread Account Balance                                                            0.00
Beginning Reserve Account Balance                                                           0.00

Beginning Period Invested Amount                                  1,044,030,979.80

Ending Period Invested Amount                                     1,016,407,470.30
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                       Note                  Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00



Note Principal Balance Increase                          0.00                 0.00          0.00                  0.00
Note Principal Balance Decrease                          0.00                 0.00          0.00                  0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                 0.00          0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                 0.00          0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  600,000,000.00        80,921,000.00     108,553,000.00        789,474,000.00

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beginning Invested Amount                                           789,474,000.00
Average Rate                                                                 2.31%
Allocable Finance Charge Collections                                 14,999,826.88
Allocable Principal Collections                                      62,849,031.16
Allocable Default Amount Due                                          7,875,498.84
Allocable Monthly Interest Due                                        1,420,862.57
Allocable Monthly Servicing Fees Due                                  1,315,790.00
Ending Invested Amount                                              789,474,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                             11.49%
3 Month Average Base Rate                                                    4.92%
Spread                                                                       6.57%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                           462,017,140.92
Transferor Interest                                                                   1,016,407,470.30
Trigger Pass Test                                                                            Yes



           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of December 17, 2001, and with respect to the performance of the Trust during the month of November is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                           Revolving Period
Any Cash Flow Shortfalls this Period                                                         No
Any Cash Flow Shortfalls from Previous Period                                                No
Payout Event this Period:                                                                    No
Group I Participants:                                                                   Series 2000-2


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         November : (30 posting days)

                                                                      Yield               Defaults               Total
Portfolio Yield (Current Month)                                      22.80%                11.97%                10.83%
Portfolio Yield (Prior Month)                                        22.95%                11.09%                11.86%
Portfolio Yield (Two Months Ago)                                     22.76%                10.99%                11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              11.49%
                                                                                                          ---------------------
                                                                                                          ---------------------

                                                                    Servicing              Coupon                Total
Base Rate (Current Month)                                             2.00%                 2.31%                4.31%
Base Rate (Prior Month)                                               2.00%                 2.73%                4.73%
Base Rate (Two Months Ago)                                            2.00%                 3.70%                5.70%

THREE MONTH AVERAGE BASE RATE                                                                                    4.92%
                                                                                                          ---------------------
                                                                                                          ---------------------

Beginning Period Principal Receivables                                                6,627,868,379.80
Beginning Period Finance Charge Receivables                                            312,688,923.82
Beginning Period Discounted Receivables                                                     0.00
Beginning Period Total Receivables                                                    6,940,557,303.62

Removed Principal Receivables                                                               0.00
Removed Finance Charge Receivables                                                          0.00
Removed Total Receivables                                                                   0.00
Discounted Receivables Generated this Period                                                0.00
Additional Principal Receivables                                                            0.00
Additional Finance Charge Receivables                                                       0.00
Additional Total Receivables                                                                0.00

Total Principal Collections this Period                                                527,636,256.93
Total Defaulted Principal Receivables this Period                                       66,117,148.59
Total Receivables Adjustments this Period                                               28,956,013.94
Total Finance Charge Collections this Period                                           125,927,995.45
Total Discounted Receivables this Period                                                    0.00

Ending Period Principal Receivables                                                   6,600,244,870.30
Ending Period Finance Charge Receivables                                               304,907,939.25
Ending Period Discounted Receivables                                                        0.00
Ending Period Total Receivables                                                       6,905,152,809.55

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                          159,353,727.61
                                        61-90 Days Delinquent                          103,311,729.63
                                        91+ Days Delinquent                            216,552,016.56
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                      479,217,473.80
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

                                                    --------------------
                                                    --------------------
FLOATING INVESTOR PERCENTAGE                              0.119114
FIXED INVESTOR PERCENTAGE                                 0.119114
                                                    --------------------
                                                    --------------------

FINANCE CHARGE ALLOCATIONS                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                 125,927,995.45
                                                                                     --------------------
                                                                                     --------------------
Investor Percentage                                                                       0.119114
                                                                                     --------------------
                                                                                     --------------------
Investor Finance Charge Collections                                                     14,999,826.88        14,999,826.88
Excess Finance Charge Collections allocated to Series                                       0.00                  0.00
Available Finance Charge Collections                                                    14,999,826.88        14,999,826.88

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                              1,026,666.67
                                     (2)Class A Monthly Interest Previously Due                                   0.00
                                     (3)Class A Monthly Additional Interest                                       0.00
                                     (4)Class A Monthly Additional Interest Previously Due                        0.00
                                        Total Class A Monthly Interest                                        1,026,666.67

Class B Distributions
                                     (5)Class B Monthly Interest                                               153,570.08
                                     (6)Class B Monthly Interest Previously Due                                   0.00
                                     (7)Class B Monthly Additional Interest                                       0.00
                                     (8)Class B Monthly Additional Interest Previously Due                        0.00
                                        Total Class B Monthly Interest                                         153,570.08

                                     (9)Total Monthly Servicing Fee for Series                                1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                             0.00

                                    (11)Class A Prepayable Increase Amount Interest                               0.00
                                    (12)Class B Prepayable Increase Amount Interest                               0.00
                                    (13)Investor Default Amount                                               7,875,498.84
                                    (14)Investor Charge-Offs                                                      0.00
                                    (15)Reallocated Principal Collections Previously Due                          0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                               240,625.82

                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                              0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                   0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                   4,387,675.47

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                          0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                          4,387,675.47

PRINCIPAL ALLOCATIONS                                                                      Class A              Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                   527,636,256.93
                                                               --------------------
                                                               --------------------
Investor Percentage                                                       0.119114
                                                               --------------------
                                                               --------------------
Investor Principal Collections                                       62,849,031.16
Shared Principal Collections from other Series'                     464,787,225.77
Available Principal Collections                                     527,636,256.93

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                      0.00                  0.00

                                                                                           Class C               Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST


Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------  --------------------
                                         --------------------- --------------------  --------------------

Series 2000-2, Class A                          2.20%             $ 600,000,000.00      $ 1,026,666.67                     7
Series 2000-2, Class B                          2.44%              $ 80,921,000.00       $ 153,570.08                     08
Series 2000-2, Class C                          2.85%             $ 108,553,000.00       $ 240,625.82                     82

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C               Total
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Principal Distribution Required Amt               $ -                  $ -       -           $ -     -             $ -     -
Interest Distribution Required Amt             $ 1,026,666.67         $ 153,570.08       $ 240,625.82        $ 1,420,862.572
Unpaid Principal Shortfalls paid                          $ -                  $ -           $ -                   $ -     -
Unpaid Interest Shortfalls paid                           $ -                  $ -           $ -                   $ -     -
Prepayable Interest                                       $ -                  $ -           $ -                   $ -     -
Servicing Fee                                                                           $ 1,315,790.00       $ 1,315,790.000
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Total Required Distribution                    $ 1,026,666.67         $ 153,570.08      $ 1,556,415.82       $ 2,736,652.572
                                         ===================== ====================  ==================== =====================
                                         ===================== ====================  ==================== =====================